UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2017

DESTINATION MATERNITY CORPORATION

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

232 Strawbridge Drive

Moorestown, NJ 08057

(Address of Principal Executive Offices)

(856) 291-9700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On January 11, 2017, that Destination Maternity Corporation (the “Company”) delivered a presentation at the 2017 ICR Conference. A copy of the presentation and the related transcript have previously been filed as Exhibit 99.1 and Exhibit 99.2, respectively, to the Current Report on Form 8-K as originally filed on January 11, 2017, and are incorporated herein by reference.

This Amendment No. 1 to Form 8-K is being filed in order to provide a reconciliation of certain non-GAAP financial measures pertaining to the Company and Orchestra-Prémaman S.A. that were used in the presentation. Exhibit 99.3 to this Amendment No. 1 sets forth a reconciliation of the non-GAAP measure “Adjusted EBITDA” of Destination Maternity to the most directly comparable financial measure calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP), and a reconciliation of the non-GAAP measure “EBITDA” of Orchestra-Prémaman S.A. to the most directly comparable financial measure calculated and presented in accordance with the International Financial Reporting Standards as issued by the IASB. Exhibit 99.3 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

* 99.1	ICR Investor Presentation dated January 11, 2017

* 99.2	ICR Investor Presentation Transcript dated January 11, 2017

99.3	Reconciliation of Certain Non-GAAP Financial Measures

*	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: May 4, 2017	DESTINATION MATERNITY CORPORATION

	By:	/s/ David Stern
David Stern
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.3	Reconciliation of Certain Non-GAAP Financial Measures